Ariel investments

2023
Quarterly Report

June 30, 2023

Ariel Investment Trust

c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701

800.292.7435

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Ariel Fund Ariel Appreciation Fund

As of June 30, 2023

John W. Rogers, Jr. Chairman & Co-CEO Mellody Hobson Co-CEO & President	Average Annual Total Returns (%)
		Quarter	1-Year	3-Year	5-Year	10-Year	Since Inception*
	Ariel Fund	3.11	14.16	16.98	5.99	9.21	10.67
	Russell 2500 Value Index	4.37	10.37	16.09	5.32	8.02	10.47
	Russell 2500 Index	5.22	13.58	12.30	6.55	9.38	10.34
	S&P 500 Index	8.74	19.59	14.61	12.31	12.86	10.64
	* The inception date for Ariel Fund is 11/06/86.
	Average Annual Total Returns (%)
		Quarter	1-Year	3-Year	5-Year	10-Year	Since Inception*
	Ariel Appreciation Fund	5.04	15.95	15.42	6.14	8.01	10.02
	Russell Midcap Value Index	3.86	10.50	15.05	6.84	9.03	10.75
	Russell Midcap Index	4.76	14.92	12.51	8.46	10.33	10.91
	S&P 500 Index	8.74	19.59	14.61	12.31	12.86	10.12
	* The inception date for Ariel Appreciation Fund is 12/01/89.

Dear Fellow Shareholder: Last year at this time, the stock market was in free fall. In our second quarter 2022 letter we wrote, “Like the wildfires sparked by the record-breaking summer heat, the market has been engulfed in its own flames both in the U.S. and abroad.” As these “flames” consumed share prices, a bear market was born. Large cap stocks as measured by the S&P 500 fell -19.96% for the first six months of 2022, with small and midcap indices down even more. This was the worst first half since 1970.1 Runaway inflation, post-Covid supply chain bottlenecks and an unexpected Russian war fueled the market mayhem. Aggressive central bankers fixated on subduing inflation with higher interest rates, led many to believe a recession was all but guaranteed.

What a difference a year makes

Twelve months later, the S&P 500 is up +19.59% year-to-date, a dramatic turn that has largely defied Wall Street expectations. As The New York Times International Edition recently remarked, “The American recession was supposed to have begun by now. But the year is half over, and the recession is nowhere to be found.” Although inflation has cooled and is currently hovering at 3%—down from 9.1% last June—it remains above the Federal Reserve’s 2% annual target, making a victory lap premature. And yet, the prospect of a deep recession—otherwise known as a “hard landing”—is looking less and less likely. According to the Times, “Not, certainly,

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. Performance data current to the most recent month-end for Ariel Fund and Ariel Appreciation Fund may be obtained by visiting our website, arielinvestments.com.

[1] Nicholas Jasinski, “Stocks Had a Nasty 6 Months. The Second Half Could Be Ugly Too,” Barrons.com, July 1, 2022.

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in the job market, as the unemployment rate at 3.6 percent is hovering near a five-decade low. Not in consumer spending, nor in corporate profits. Not even in the housing market, the industry usually the most sensitive to rising interest rates.”2

A year ago, Ariel Fund and Ariel Appreciation Fund fell more or less inline with the broad market. Although we hate losing money, we were emboldened by the bargains at hand and said so writing, “Values are abundant when the investment environment feels the most uncomfortable…” Our portfolios were selling at historic lows—not far from the extreme discounts we experienced during the ’08-09 financial crisis or the market’s precipitous Covid drop. As such, we underscored, “…with 39 years of experience, we are trained and battle-tested for these moments.” Against that backdrop, we affirmed our time-tested belief that, “…bear markets and oversold stocks create ripe buying opportunities for long-term, patient investors.” So we bought.

There is a well-known adage that the “market climbs a wall of worry.” With worries in abundance, the market has since ascended to unexpected heights. While anything can happen in the world of investing, we are not surprised by the strength of our rebound over the year. To that point, last June we emphasized, “portfolio dislocations of this magnitude have often served as a prelude to our most robust recoveries…”3

Cluster of Bargains—Then

Our biggest winners have been our most contrarian names. Our confidence in doubling down on these holdings—“shopping in our closet”—as we said at the time, was born out of patience, courage and deep expertise. While we could not know when any of our most scorned holdings might turn, we never wavered in our belief that share prices follow fundamentals and the underlying fundamentals of our portfolio companies were—and continue to be—compelling. The question was when, not if.

Such was the case for one of the most derided areas of the market—a small group of once popular companies with a Covid-ravaged public image—cruise lines. According to The New York Times, “At midyear, three of the big cruise companies—Carnival Corporation (CCL), Royal Caribbean Group (RCL) and Norwegian Cruise Line Holdings Ltd (NCLH)—were among the top 10 stocks in the S&P 500.”4 While we have owned all three of these names in the past, we currently hold Royal Caribbean Group and Norwegian Cruise Line Holdings in our various domestic equity portfolios. Given the rally in their share prices this year with Royal surging +109.9% and Norwegian up +77.9% through June 30th, some might find it hard to believe that three years ago, with no ships at sea, the cruise lines were left to navigate in a near zero-revenue environment. Their share prices were a wreck with Royal off -44% and Norwegian down -56% in the pandemic year. The laws of physics say, “For every action there is an equal and opposite reaction.”

“While we could not know when any of our most scorned holdings might turn, we never wavered in our belief that share prices follow fundamentals and the underlying fundamentals of our portfolio companies were—and continue to be—compelling.”

These days, the vacation and leisure spaces are booming in direct response to the isolating Covid lock downs. For many, memories have more value than goods. As a result, cruise operators are posting record revenues and bookings as cruising is seen as “a highvalue alternative to land travel” for retirees and younger people alike.5 With their big share price moves of late, Wall Street has begun to recognize improvements in the business without yet fully realizing the record levels of profitability that remain a few years out.

The chart on the next page offers an excellent depiction of our flagship Ariel Fund’s trading in Royal Caribbean shares leading into and out of the pandemic. The pink arrows illustrate our enthusiasm for buying the name as the stock was bottoming last year. By contrast, as the stock rebounded, we lightened up to manage our position size.

[2] Ben Casselman and Jeanna Smialek, “The U.S. now appears less likely,” New York Times International Edition, July 21, 2023, Page 7.

[3] John W. Rogers, Jr. and Mellody Hobson, The Patient Investor, June 30, 2022, Page 5.

[4] Jeff Sommer,“Curse of the pandemic ebbs,” The New York Times, July 10, 2023, Page 8.

[5] CeylanYeginsu, “Younger People See Cruises as a Less Costly Travel Option,” The New York Times, July 24, 2023, Page B2.

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Ariel Fund Trading Activity

June 30, 2020 - June 30, 2023

Royal Caribbean Group-Price
Royal Caribbean Group-PMV
108.22
103.74
120
100
80
60
40
20
7/20
10/20
1/21
4/21
7/21
10/21
1/22
4/22
7/22
10/22
1/23
4/23
7/23
Royal Caribbean Group-Weight
5.00
6
4
2
0
Royal Caribbean Group-Shares
3,000,000
2,000,000
1,000,000
0

Source: Ariel Investments ©FactSet Research Systems

Cluster of Bargains—Now

As natural contrarians, we get excited when whole areas of the market are written off because there are often “good stocks in bad neighborhoods.” In a higher interest rate environment, widespread disdain for real estate and real estate related companies is today’s “bad neighborhood”—pun intended—offering a bevy of investment opportunities. A recent BusinessWeek cover on the commercial real estate sector with the ominous title “SCARY,” serves as a case in point—reminding us of the famous 1979 “Death of Equities” cover that coincided with one of the strongest bull markets in stock market history.

As we sift through the current ashes, many names are getting our attention. One that stands out is Leslie’s Inc. (LESL), the leading direct-to-consumer U.S. pool and spa care services company. The company went public as the pandemic was hitting in 2020. We like the recurring nature of the business. All pools require long-term cleaning and maintenance—without both, a pool cannot be used and may even need to be replaced over time. Leslie’s has increased revenues every year for 59 years in a $15 billion market that continues to grow annually. The company has 5 million users on its platform and operates within 15 minutes of most pools in the United States. This proximity is convenient when homeowners and/or professionals need to load up on product. It also offers a

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real competitive advantage since some hazardous cleaning chemicals cannot be easily shipped through normal channels. In addition to record summer temperatures driving pool usage, pools also burn through chemicals at a much faster rate when it is hot, requiring more maintenance. After management cut guidance two week ago, shares are trading 60% lower—offering a compelling price point to add to our position on weakness.

Looking Ahead

As the market swings from one scenario to another, our sole consideration of recent events and macroeconomic developments is to consider their effect on the long-term intrinsic worth of our investments over the next five-to-ten years. As we look to the future, higher interest rates will likely present headwinds to corporate earnings growth and dampen the capital return on business investments. Owning high-quality companies with sustainable business models, low debt and robust balance sheets will deliver stronger returns over the long run.

Portfolio Comings and Goings

During the second quarter, we initiated a new position in alternative asset manager, Carlyle Group Inc. (CG) in Ariel Appreciation Fund. The company’s notable 35-year track record, diversified product line and long-tenured client relationships across five continents distinguish it from its private equity peers. In our view, its recent portfolio underperformance presents a unique opportunity to acquire shares of a highly scalable business with attractive fundamentals and healthy fundraising momentum.

In April, Madison Square Garden Entertainment Corp. (MSGE) completed its spin-off from Sphere Entertainment Co. (SPHR) and we continue to hold both names in Ariel Fund and Ariel Appreciation Fund. We like MSGE’s unique entertainment assets and are eagerly awaiting the opening of the Sphere as a first-of-its-kind entertainment venue in Las Vegas.

In Ariel Appreciation Fund, we re-initiated a position in Paramount Global (PARA), a former name currently held in other Ariel strategies. The stock fell hard following a lackluster earnings report and subsequent dividend cut, presenting a compelling entry point in this leading entertainment company. In our view, Paramount’s long-term opportunity in streaming joined with the value of its proprietary content, remains meaningfully underappreciated at current trading levels.

During the quarter, in Ariel Fund, we sold real estate services company CBRE Group Inc. (CBRE) to redeploy that capital into higher conviction opportunities. We also exited pharmaceutical and medical products distributor, Cardinal Health, Inc. (CAH), from Ariel Appreciation Fund as its shares approached our private market value estimate.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have.

Sincerely,

John W. Rogers, Jr.	Mellody Hobson
Chairman and Co-CEO	Co-CEO and President

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Performance Summary	Ariel Fund

As of June 30, 2023

John W. Rogers, Jr.	John P. Miller, CFA®	Kenneth E. Kuhrt, CPA
Lead Portfolio Manager	Portfolio Manager	Portfolio Manager

Inception: November 6, 1986

Composition of Equity Holdings (%)

	Ariel Fund	Russell 2500 Value Index	Russell 2500 Index	S&P 500 Index

Consumer Discretionary	37.28	15.39	15.28	14.28

Industrials	26.92	21.11	21.13	12.21

Financials	18.53	17.65	13.67	9.47

Health Care	6.49	8.37	13.24	12.82

Real Estate	3.40	10.68	7.44	2.49

Energy	2.97	5.50	5.20	4.26

Utilities	2.43	4.13	3.14	2.83

Consumer Staples	1.37	2.76	2.83	5.55

Basic Materials	0.00	4.67	3.92	1.82

Technology	0.00	8.24	12.62	31.90

Telecommunications	0.00	1.50	1.53	2.35

Short-Term Investments	0.54	0.00	0.00	0.00

Industry weightings are calculated based on equity holdings as a percentage of total net assets. Holdings are categorized according to the Russell Industry Classification Benchmark (ICB). Holdings not classified by ICB are categorized according to FactSet classification. Source: FactSet.

Average Annual Total Returns (%)

	Quarter	1-Year	3-Year	5-Year	10-Year	Since Inception

Ariel Fund-Investor Class	3.11	14.16	16.98	5.99	9.21	10.67

Ariel Fund-Institutional Class*	3.18	14.50	17.35	6.32	9.54	10.77

Russell 2500 Value Index	4.37	10.37	16.09	5.32	8.02	10.47

Russell 2500 Index	5.22	13.58	12.30	6.55	9.38	10.34

S&P 500 Index	8.74	19.59	14.61	12.31	12.86	10.64

Performance data quoted represents past performance and does not guarantee future results. It includes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data as of the most recent month-end, visit arielinvestments.com. Any extraordinary short-term performance may not be sustainable and is not representative of the performance over longer periods. Annual Average Total Return does not reflect a maximum of 4.75% sales load charged prior to 7/15/94.

Growth of a $10,000 Investment Since Inception (Investor Class)

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense Ratio (as of September 30, 2022)

Investor Class	0.98%

Institutional Class	0.67%

Top Ten Equity Holdings (% of net assets)

1	Royal Caribbean Cruises, Ltd.	5.00	6	Zebra Technologies Corporation	3.49

2	Boyd Gaming Corporation	4.08	7	Madison Square Garden Entertainment Corporation	3.45

3	Mohawk Industries, Inc.	3.78	8	Jones Lang LaSalle, Inc.	3.40

4	Mattel, Inc.	3.57	9	Interpublic Group of Companies, Inc.	3.39

5	Affiliated Managers Group, Inc.	3.56	10	Resideo Technologies, Inc.	3.09

*  The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

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Performance Summary	Ariel Appreciation Fund

As of June 30, 2023

John W. Rogers, Jr.	Timothy Fidler, CFA®
Co-Portfolio Manager	Co-Portfolio Manager

Inception: December 1, 1989

Composition of Equity Holdings (%)

	Ariel Appreciation Fund	Russell Midcap Value Index	Russell Midcap Index	S&P 500 Index

Consumer Discretionary	27.29	13.92	14.98	14.28

Financials	22.72	14.29	12.49	9.47

Industrials	21.83	21.88	21.40	12.21

Health Care	10.88	7.60	11.04	12.82

Consumer Staples	4.89	4.20	4.16	5.55

Energy	4.40	5.36	5.10	4.26

Real Estate	3.69	10.44	7.89	2.49

Utilities	2.05	8.21	5.92	2.83

Basic Materials	0.00	4.56	3.59	1.82

Technology	0.00	8.86	12.84	31.90

Telecommunications	0.00	0.68	0.60	2.35

Short-Term Investments	2.92	0.00	0.00	0.00

Industry weightings are calculated based on equity holdings as a percentage of total net assets. Holdings are categorized according to the Russell Industry Classification Benchmark (ICB). Holdings not classified by ICB are categorized according to FactSet classification. Source: FactSet.

Average Annual Total Returns (%)

	Quarter	1-Year	3-Year	5-Year	10-Year	Since Inception

Ariel Appreciation Fund-Investor Class	5.04	15.95	15.42	6.14	8.01	10.02

Ariel Appreciation Fund-Institutional Class*	5.13	16.29	15.77	6.47	8.35	10.14

Russell Midcap Value Index	3.86	10.50	15.05	6.84	9.03	10.75

Russell Midcap Index	4.76	14.92	12.51	8.46	10.33	10.91

S&P 500 Index	8.74	19.59	14.61	12.31	12.86	10.12

Performance data quoted represents past performance and does not guarantee future results. It includes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data as of the most recent month-end, visit arielinvestments.com. Any extraordinary short-term performance may not be sustainable and is not representative of the performance over longer periods. Annual Average Total Return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

Growth of a $10,000 Investment Since Inception (Investor Class)

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

Expense Ratio (as of September 30, 2022)

Investor Class	1.10%

Institutional Class	0.79%

Top Ten Equity Holdings (% of net assets)

1	Mattel, Inc.	3.89	6	The Charles Schwab Corporation	3.21

2	Laboratory Corporation of America Holdings	3.73	7	Charles River Laboratories International, Inc.	3.20

3	Northern Trust Corporation	3.56	8	Kennametal, Inc.	3.09

4	Goldman Sachs Group, Inc.	3.54	9	Stanley Black & Decker, Inc.	3.08

5	CarMax, Inc.	3.46	10	Interpublic Group of Companies, Inc.	3.05

*  The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

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Ariel Focus Fund

As of June 30, 2023

Charles K. Bobrinskoy Head of Investment Group
	Average Annual Total Returns (%)
		Quarter	1-Year	3-Year	5-Year	10-Year	Since Inception*
	Ariel Focus Fund	1.97	6.03	13.21	5.14	7.04	5.81
	Russell 1000 Value Index	4.07	11.54	14.31	8.11	9.22	7.54
	S&P 500 Index	8.74	19.59	14.61	12.31	12.86	9.77
	* The inception date for Ariel Focus Fund is 06/30/05.

Dear Fellow Shareholder: In the second quarter of 2023, U.S. growth stocks significantly outperformed value shares. The Russell 1000 Growth Index surged +14.5% in the quarter versus +4.07% for the Russell 1000 Value Index. Year-to-date, the growth index also outperformed the value index by nearly +25%. Given our bias toward trading at low multiples of expected earnings, this massive performance disparity remained a headwind for Ariel Focus Fund. Ariel Focus Fund earned +1.97% in the second quarter versus +4.07% for the Russell 1000 Value Index and +8.74% for the S&P 500. Our emphasis on low PE stocks is core to our approach. We believe we are well positioned for a market nearing the end of focusing on Federal Reserve tightening and a possible Fed-induced recession.

Value on the Horizon

Wall Street’s confident prediction of an economic downturn has led participants to penalize companies deemed to be economically sensitive. At Ariel, we like to buy when others are selling. Currently, many industry-leading companies considered cyclical are trading at significantly discounts to their intrinsic worth. By contrast, sectors considered non-cyclical such as Information Technology and Consumer Staples, are in vogue. As is often the case, the market is excessively focused on the short term and overconfident in its recession prediction. We believe the value of each of our holdings is the present value of its future cash “flows into perpetuity. The next twelve months’ earnings, which may or may not include a recession, often represent less than 15% of that value. As we go to press, the U.S. Bureau of Labor Statistics announced inflation, as measured by the Consumer Price Index, dropped to 3.0%, less than a third of the recent high of 9.1%. More evidence shows we are nearing the end of Fed tightening and increasing the probability of an economic soft landing.

Figure 1 on the next page is a graph of the forward PE multiple of Ariel Focus Fund over the last two years compared to the Russell 1000 Value Index and the S&P 500. Ariel Focus currently trades at a significantly lower multiple of projected earnings as compared to both the value index and the broad market. This relative relationship has been stable over the last several years. While this emphasis on value stocks has been a near-term performance headwind, we believe it leaves us well-positioned as the market begins to look past Fed tightening.

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. Performance data current to the most recent month-end for Ariel Focus Fund may be obtained by visiting our website, arielinvestments.com.

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Figure 1: Price Earnings Multiples for Ariel Focus Fund vs. the Russell 1000 Value Index & S&P 500 Index

July 1, 2021 - June 30, 2023

Source: FactSet

Our Contributors and Detractors

During the second quarter, Oracle Corporation (ORCL), ZimVie Inc. (ZIMV), and Snap-On Inc. (SNA) were our largest positive contributors to performance. The Mosaic Company (MOS), Northern Trust Corporation (NTRS), and Barrick Gold Corporation (GOLD) detracted the most. Oracle jumped +28.7% and became our fourth biggest position. Our large weighting in Oracle may come as a surprise, given our emphasis on value and wariness of some technology stocks. We have no bias against tech companies with growing earnings, particularly when they trade for low multiples of those earnings.

“At Ariel, we like to buy when others are selling…As is often the case, the market is excessively focused on the short term and overconfident in its recession prediction.”

In October 2022, Oracle traded at 12 times forward earnings, which seemed shockingly low given its leadership position in the database software industry. Many software companies have grown sales by developing “cloud native” products online rather than “on-premise” on a customer’s server. Investors have been skeptical of Oracle’s ability to move its software business to the Cloud. Conventional wisdom argued that the company would not grow sales in the Cloud because customers would be reluctant to give up on-premise control of critical data (Oracle’s specialty) due to security concerns. In actuality, improvements have made data more secure when hosted by Oracle in the Cloud rather than on less sophisticated on-premise servers. In addition, Oracle has quietly developed web-hosting products. In the first quarter of 2023, Oracle’s Cloud services and license support segment grew +14% from the previous year and generated more than $8 billion in revenues, above street estimates. In addition, the market’s recent focus on investment opportunities in artificial intelligence (AI) may have also buoyed the company’s stock price. AI is fundamentally based on analyzing large amounts of data in search of patterns and solutions. Oracle’s leadership in data management software could offer advantages in the developing world of AI software. We should note that this later AI tailwind is highly speculative, and we will be watching closely for signs of unbridled optimism.

ZimVie Inc. surged +55.3% in the second quarter after a tough start to the year. Competitors in dental and orthopedic markets have reported an increase in elective procedures after years of Covid-related softness. ZimVie was created as a stand-alone spin-off from Zimmer Biomet Holdings (ZBH) in 2022, with Zimmer Biomet retaining a sizeable stake in the newly formed company. Unfortunately, Zimmer Biomet elected to sell their large position in late 2022, pressuring ZimVie’s share price. With this overhang now behind us, ZimVie has recovered somewhat but trades well below our calculation of its private market value.

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Snap-On Inc. was our largest position at quarter end and our third largest contributor to performance in the second quarter, returning +17.4%. Snap-On is the leading manufacturer of tools, tool storage, and diagnostic equipment for the auto mechanic industry. Our research has shown that individual mechanics often take great pride in their collection of Snap-On tools housed in large bright red Snap-On tool storage units. Snap-On operates a proprietary distribution business based on product-carrying “vans” that visit mechanics at work rather than requiring customers to visit a store. These distributors provide financing to mechanics needing credit. Wall Street has historically been skeptical of the investment income from this finance business, which has translated into a lower trading multiple for Snap-On.

We believe Snap-On benefits from a series of tailwinds likely to last for years. A combination of less new car availability, plus better-built existing cars, has resulted in the prolonged life of automobiles on the road. These older, higher-mileage cars require more maintenance. The increasing complexity of new automobiles, particularly with the introduction of electric and hybrid vehicles, has also increased the average annual amount car owners spend on maintenance. Our conversations with dealers have shown investment in repair departments, with maintenance making up a larger share of total dealer revenues. All these trends can continue for years to come.

The Mosaic Company declined -23.2% in the quarter and was our largest performance detractor. Our investment in Mosaic is based on a series of long-term trends that support increasing demand for agricultural fertilizers. First, global populations will grow over the next several decades, particularly in the developing world. Second, diets will continue to improve and become more protein-based with higher consumption of cattle, hogs, and chicken, all large grain consumers. Third, climate change and population growth in the future will reduce arable land and put a premium on increasing yields on the remaining acreage. Mosaic’s fertilizers increase crop yields with proven return on investment. Mosaic’s phosphate and potash mines are predominately located in North America close to Kansas’s wheat fields and Iowa’s corn fields.

Mosaic was a strong contributor to performance in 2022, and we believe our investment thesis remains intact. However, we acknowledge that the company’s stock price is highly volatile and subject to the vagaries of underlying commodity prices. In 2023, the U.S. corn price dropped precipitately from over $6.80 per bushel in January to under $5 as we go to press. Corn prices have been pressured by the USDA’s forecast of a record U.S. corn crop of over 15.5 billion bushels. When crop prices are low, fertilizer demand drops as farmers’ incentive to maximize yields per acre is reduced. It remains tough to gain permitting approval for new Potash and Phosphate mines in North America, and we believe Mosaic’s competitive advantage is as strong as ever. While we remain confident in the long-term growth demand for Mosaic’s products, we acknowledge that the business will remain volatile on a quarter-to-quarter basis.

Northern Trust Corporation’s stock fell -15.0% in the quarter, in sympathy with a general decline in regional bank stocks after the collapse of Silicon Valley Bank and two other regional competitors. While there has been a tendency among some investors to downplay the impact of Silicon Valley Bank’s failure, we take a more balanced view. Deposits remain the lowest cost of funding for almost any regional bank. All but the largest U.S. banks have seen significant withdrawals in 2023. These withdrawals stem from concerns about future bank failures and the pursuit of higher yields. It is inherent to the banking business to borrow short and lend long. An inverted yield curve is fundamentally bad for bank earnings. Northern Trust is no exception to any of these effects.

In July 2022, the mean analyst estimate for Northern Trust 2023 earnings per share was $8.46. Today the mean estimate is $6.31, a nearly 25% decline. The bank’s stock has fallen -22% over this year, demonstrating the market’s tendency to anchor to short-term challenges. While acknowledging recent headwinds, we believe Northern Trust’s world-class franchise remains intact, particularly its business of providing high-touch financial services to some of the wealthiest families.

Barrick Gold Corporation dropped -8.2% in the quarter despite the price of gold reaching $2,000 per ounce. Concerns about a global recession pressured copper prices, while signs of falling inflation may have made gold mining stocks less compelling. We must acknowledge disappointment in Barrick’s inability to translate higher gold prices into better earnings. The recent inflationary environment, with many market participants looking for a haven from economic uncertainty, should have been well-suited to Barrick’s business. Our investment thesis is currently under review.

We started this letter by acknowledging that the Fund’s emphasis on value stocks has penalized recent performance. However, we feel we are much closer to the end of the Fed tightening cycle than the beginning. We also believe we are well-positioned for a market less focused on the risk of a near-term recession and more interested in a company’s long-term earnings power.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have.

Sincerely,

Charles K. Bobrinskoy
Vice Chairman

SLOW AND STEADY WINS THE RACE	11

Performance Summary	Ariel Focus Fund

As of June 30, 2023

Charles K. Bobrinskoy

Portfolio Manager

Inception: June 30, 2005

Composition of Equity Holdings (%)

	Ariel Focus Fund	Russell 1000 Value Index	S&P 500 Index

Industrials	26.99	15.49	12.21

Financials	26.68	18.56	9.47

Consumer Discretionary	16.02	9.41	14.28

Health Care	10.96	15.18	12.82

Basic Materials	7.08	3.60	1.82

Technology	5.57	7.62	31.90

Energy	5.06	8.07	4.26

Consumer Staples	0.00	7.69	5.55

Real Estate	0.00	4.91	2.49

Telecommunications	0.00	4.02	2.35

Utilities	0.00	5.45	2.83

Short-Term Investments	1.71	0.00	0.00

Industry weightings are calculated based on equity holdings as a percentage of total net assets. Holdings are categorized according to the Russell Industry Classification Benchmark (ICB). Holdings not classified by ICB are categorized according to FactSet classification. Source: FactSet.

Average Annual Total Returns (%)

	Quarter	1-Year	3-Year	5-Year	10-Year	Since Inception

Ariel Focus Fund-Investor Class	1.97	6.03	13.21	5.14	7.04	5.81

Ariel Focus Fund-Institutional Class*	2.04	6.25	13.46	5.40	7.30	5.98

Russell 1000 Value Index	4.07	11.54	14.31	8.11	9.22	7.54

S&P 500 Index	8.74	19.59	14.61	12.31	12.86	9.77

Performance data quoted represents past performance and does not guarantee future results. It includes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluuctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data as of the most recent month-end, visit arielinvestments.com. Any extraordinary short-term performance may not be sustainable and is not representative of the performance over longer periods. The total returns reƒlect that certain fees and expenses have been waived or reduced by the Adviser.

Growth of a $10,000 Investment Since Inception (Investor Class)

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense Ratio (as of September 30, 2022)

	Net	Gross

Investor Class	1.00%	1.13%

Institutional Class	0.75%	0.85%

Expense ratio caps of 1.00% for the Investor Class and 0.75% for the Institutional Class are in place to waive fees and reimburse certain expenses that exceed these caps. Ariel Investments, LLC (the Adviser) is contractually obligated to maintain these expense ratio caps through 9/30/24.

Top Ten Equity Holdings (% of net assets)

1	Snap-on, Inc.	6.69	6	APA Corporation	5.06

2	BorgWarner, Inc.	6.32	7	Lockheed Martin Corporation	4.89

3	Goldman Sachs Group, Inc.	5.59	8	Mohawk Industries, Inc.	4.21

4	Oracle Corporation	5.58	9	Johnson & Johnson	3.83

5	BOK Financial Corporation	5.07	10	Resideo Technologies, Inc.	3.78

* The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

12	SLOW AND STEADY WINS THE RACE

Ariel International Fund Ariel Global Fund

As of June 30, 2023

	Average Annual Total Returns (%)

Rupal J. Bhansali Chief Investment Officer Global Equities		Quarter	1-Year	3-Year	5-Year	10-Year	Since Inception*
	Ariel International Fund	1.52	4.77	3.12	1.89	3.95	4.51
	MSCI EAFE Net Index	2.95	18.77	8.94	4.39	5.41	6.52
	MSCI ACWI ex-US Net Index	2.44	12.72	7.23	3.52	4.75	5.53
	MSCI EAFE Value Net Index	3.15	17.40	11.34	2.93	4.15	5.32
	MSCI ACWI ex-US Value Net Index	2.95	12.19	10.43	2.66	3.70	4.49
	* The inception date for Ariel International Fund is 12/30/11.

	Average Annual Total Returns (%)

		Quarter	1-Year	3-Year	5-Year	10-Year	Since Inception*

	Ariel Global Fund	3.32	7.41	8.05	5.69	6.85	7.55

	MSCI ACWI Net Index	6.18	16.53	11.00	8.10	8.76	9.54

	MSCI ACWI Value Net Index	2.98	9.95	11.82	5.16	6.19	7.29
	* The inception date for Ariel Global Fund is 12/30/11.

Dear Fellow Shareholder: Ariel International Fund returned +1.52% for the second quarter, trailing the MSCI EAFE and MSCI ACWI ex-US Indices, which rose +2.95% and +2.44%, respectively. Ariel Global Fund advanced +3.32%, behind the MSCI ACWI Index’s +6.18% gain in the quarter.

Our investment approach encountered several headwinds this quarter as growth stocks significantly outpaced value names.

The MSCI ACWI Growth Index surged +9.19% during the quarter, while the MSCI ACWI Value Index only returned

+2.98%. Moreover, high-momentum shares emerged as market favorites, driving the MSCI ACWI, ACWI ex-U.S., and EAFE Momentum Indices to advance +4.00%, +4.28%, and +4.52%, respectively. Risk strategies were top performers across our primary benchmarks, contradicting our risk-aware stock-picking style. These factors challenged our international and global portfolios. Over the past six months, the tech-heavy Nasdaq Index experienced an astounding +32% rise, marking its best first-half gain since 1983. However, skyrocketing returns were primarily confined to a few tech companies and did not accurately reflect the realities of the broader market.

A Mismatch in Policies and Actions

After the Silicon Valley and Signature Bank debacles, the U.S. Federal Reserve implemented a new Bank Term Funding Program (BTFP). This program allowed depository institutions to exchange devalued Treasury bonds and other securities for cash at their original higher value. The

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. Performance data current to the most recent month-end for Ariel International Fund and Ariel Global Fund may be obtained by visiting our website, arielinvestments.com.

SLOW AND STEADY WINS THE RACE	13

primary objective of the BTFP was to safeguard banks, credit unions, and other financial entities from potential bank runs. However, the BTFP injected excess liquidity into the economy, just as the Fed had tightened the money supply to combat inflation over the last year.

In June, outstanding Bank Term Funding Program loans were over $100 billion, the highest level since the March banking turmoil. Furthermore, Reserve balances, representing the most significant liability on the Fed’s balance sheet, surged by approximately $278 billion in the last three months.1 These actions inadvertently supported investments in speculative assets such as growth companies and cryptocurrencies but did so at the expense of fundamentals. For instance, Bitcoin suffered a loss of -60% over the last year but surged by +83% in the first half of 2023.

Figure 1 below illustrates a significant increase in the U.S. money supply since April. In our view, the Fed’s efforts to contract monetary policies reversed course last quarter. Since 1950, the economy has witnessed 14 interest rate hike cycles—11 of which included a recession after the Fed funds rate peaked. Moreover, a financial crisis ensued after each tightening period. The 1970s experienced the Penn Central and Franklin National Bankruptcies. In the 1980s, the Latin American Debt and U.S. Savings and Loan Crises occurred. By the late 1990s, the Long-term Capital Management Collapse and Asian Debt Calamity shocked the markets. Finally, the 2008-2009 Great Financial Crisis and the 2019 repo market meltdown were also preceded by fiscal tightening.2 History has shown us that further contractionary measures this year could trigger a downturn.

Figure 1: S&P 500 Index vs. M2 Money Supply

December 31, 2022 -June 30, 2023

Source: Bloomberg

A Concentrated Market

On June 8, the stock market officially entered bull market territory. However, only a few companies and sectors have driven the recent rally. In the first half of 2023, Information Technology, Communication Services, and Consumer Discretionary holdings disproportionately outperformed across the MSCI ACWI Index. Meanwhile, Energy and Utilities shares underperformed. This quarter, the top 1% of names in the MSCI ACWI accounted for +76% of the total portfolio return. As referenced in Figure 2 on the next page, the S&P 500, MSCI EAFE, and MSCI ACWI ex-US Indices also demonstrated a similar performance trend, skewed to mega-cap technology stocks.

The concentration of gains in a few companies created an illusion of broad-based outperformance. The five largest stocks in the S&P 500 (Apple, Inc., Microsoft Corporation, Alphabet Inc., Amazon.com, Inc., and Nvidia Corporation) contributed +78% of the total gain year to date.3 The market would have remained relatively flat without these extraordinary returns. This reality highlighted the disparity between the success of a handful of businesses and the lackluster performance of the rest of the market. To put this into perspective, the median stock in the S&P 500 Index experienced a +3% increase this year.4

This number starkly contrasts with the impressive +16% total return of the S&P 500 in the same period. The average investor would have witnessed more modest gains without the contribution of these high performers. Also, such narrow leadership raises the risk of a market correction if these select stocks falter.

Figure 2

March 31, 2023 -June 30, 2023

TOP	ACWI	ACWI ex-US	EAFE	S&P 500

1%	76%	57%	30%	55%

5%	105%	129%	81%	89%

10%	119%	167%	115%	100%

BOTTOM	ACWI	ACWI ex US	EAFE	S&P 500

1%	-12%	-40%	-14%	-4%

5%	-25%	-73%	-35%	-11%

10%	-31%	-91%	-48%	-16%

[1]  The U.S. Federal Reserve. Monetary Policy Report. June 16, 2023.

[2]  Lenore Elle Hawkins, “Will We See a Recession This Year? What History Tells Us,” Nasdaq.com, June 29, 2023, https://www.nasdaq.com/articles/will-we-see-a-recession-this-year-what-history-tells-us, Accessed July 10, 2023.

[3]  Lauren Solberg, “5 Charts on the Super Concentrated Stock Market,” Morningstar, Inc., June 8, 2023, https://www.morningstar.com/markets/5-charts-about-super-concentrated-stock-market, Accessed July 10, 2023.

[4]  Jonathan Ponciano, “Best And Worst Investments Of 2023: Bitcoin And Tech Stocks Surge As Oil Tumbles,” Forbes, July 3, 2023, https://www.forbes.com/sites/ jonathanponciano/2023/07/03/best-and-worst-investments-of-2023-bitcoin-and-tech-stocks-surge-as-oil-tumbles/?sh=7272d7d93acb, Accessed July 12, 2023.

14	SLOW AND STEADY WINS THE RACE

Lose the Battle to Win the War

Our deliberate underweight in Technology and Industrial stocks negatively impacted Ariel International Fund. Furthermore, our overweight in recession-resilient sectors such as Consumer Staples and Health Care, and Utilities contributed to Ariel Global Fund’s underperformance. As active investors, we consciously deviate from benchmarks in our quest for value. As such, we have avoided the expensive U.S. market while leaning into undervalued opportunities in Europe and Emerging Markets.

We believe the factors that hindered us this year will pivot in our favor once the effects of excessive monetary and fiscal stimulus abate. We are not out of the woods yet on inflation or a recession. As a result, we prefer to own business models and balance sheets that have the strength to cushion the blow from such macro pressures. Albert Einstein once said, “The person who follows the crowd will usually go no further than the crowd.”While our contrarian approach has hurt us recently in a speculative market, we expect it will help us when fundamentals take center stage.

“We prefer to own business models and balance sheets that have the strength to cushion the blow from macro pressures.”

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have.

Sincerely,

Rupal J. Bhansali
Chief Investment Officer
Global Equities

SLOW AND STEADY WINS THE RACE	15

Performance Summary	Ariel International Fund

As of June 30, 2023

Rupal J. Bhansali

Portfolio Manager

Inception: December 30, 2011

Composition of Equity Holdings (%)

	Ariel Institutional Fund	MSCI EAFE Net Index	MSCI ACWI ex-US Net Index

Financials	20.41	18.25	20.60

Health Care	15.27	13.16	9.55

Consumer Discretionary	13.77	12.59	12.11

Utilities	13.48	3.47	3.24

Consumer Staples	11.93	10.08	8.64

Communication Services	10.52	4.13	5.52

Information Technology	4.04	8.21	11.85

Industrials	2.02	16.22	13.19

Energy	0.55	4.21	5.43

Real Estate	0.09	2.26	2.00

Materials	0.00	7.43	7.87

Short-Term Investments	1.15	0.00	0.00

Sector weightings for the Fund are calculated based on equity holdings as a percentage of total net assets. Source: Northern Trust. The sectors above are the MSCI Global Industry Classification Standard (“GICS”) sector classifications.

Top Ten Country Weightings (% of net assets)

Germany	13.34	United States	6.46

United Kingdom	11.06	Spain	6.09

France	10.79	Italy	5.29

Japan	10.28	Netherlands	5.03

Switzerland	7.26	China	4.74

Holdings are categorized according to MSCI Country. Holdings not classified by MSCI are categorized according to Bloomberg Country of Risk. Source: Factset.

Average Annual Total Returns (%)

	Quarter	1-Year	3-Year	5-Year	10-Year	Since Inception

Ariel International Fund-Investor Class	1.52	4.77	3.12	1.89	3.95	4.51

Ariel International Fund-Institutional Class	1.62	5.02	3.39	2.15	4.21	4.76

MSCI EAFE Net Index	2.95	18.77	8.94	4.39	5.41	6.52

MSCI ACWI ex-US Net Index	2.44	12.72	7.23	3.52	4.75	5.53

MSCI EAFE Value Net Index	3.15	17.40	11.34	2.93	4.15	5.32

MSCI ACWI ex-US Value Net Index	2.95	12.19	10.43	2.66	3.70	4.49

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will ƒluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data as of the most recent month-end, visit arielinvestments.com. Any extraordinary short-term performance may not be sustainable and is not representative of the performance over longer periods. The total returns reƒlect that certain fees and expenses have been waived or reduced by the Adviser.

Growth of a $10,000 Investment Since Inception (Investor Class)

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense Ratio (as of September 30, 2022)

	Net	Gross

Investor Class	1.13%	1.28%

Institutional Class	0.88%	0.93%

Expense ratio caps of 1.13% for the Investor Class and 0.88% for the Institutional Class are in place to waive fees and reimburse certain expenses that exceed these caps. Ariel Investments, LLC (the Adviser) is contractually obligated to maintain these expense ratio caps through 9/30/24.

Top Ten Companies (% of net assets)

1	Deutsche Boerse AG	8.75	6	Koninklijke Ahold Delhaize NV	5.03

2	Roche Holding AG	6.39	7	GSK pIc	5.03

3	Endesa SA	5.55	8	Subaru Corporation	4.49

4	Michelin (CGDE)	5.51	9	Baidu, Inc. ADR	4.34

5	Philip Morris International, Inc.	5.32	10	Snam SpA	4.28

Holdings of the same issuer are aggregated and if held as depositary receipts it is not so specified. This list excludes ETFs.

16	SLOW AND STEADY WINS THE RACE

Performance Summary	Ariel Global Fund

As of June 30, 2023

Rupal J. Bhansali

Portfolio Manager

Inception: December 30, 2011

Composition of Equity Holdings (%)

	Ariel Global Fund	MSCI ACWI Net Index

Health Care	20.07	11.83

Information Technology	15.05	22.12

Financials	14.89	15.39

Communication Services	14.62	7.29

Consumer Staples	10.44	7.27

Consumer Discretionary	9.19	11.34

Utilities	7.10	2.77

Real Estate	4.41	2.28

Industrials	0.35	10.56

Energy	0.00	4.60

Materials	0.00	4.55

Short-Term Investments	1.24	0.00

Sector weightings for the Fund are calculated based on equity holdings as a percentage of total net assets. Source: Northern Trust. ~e sectors above are the MSCI Global Industry Classification Standard (“GICS”) sector classifications.

Top Ten Country Weightings (% of net assets)

United States	35.60	Brazil	5.66

United Kingdom	8.56	Japan	4.73

France	7.08	Germany	4.26

China	6.62	Spain	4.23

Switzerland	5.90	Peru	3.54

Holdings are categorized according to MSCI Country. Holdings not classified by MSCI are categorized according to Bloomberg Country of Risk. Source: Factset.

Average Annual Total Returns (%)

	Quarter	1-Year	3-Year	5-Year	10-Year	Since Inception

Ariel Global Fund-Investor Class	3.32	7.41	8.05	5.69	6.85	7.55

Ariel Global Fund-Institutional Class	3.38	7.69	8.33	5.96	7.12	7.82

MSCI ACWI Net Index	6.18	16.53	11.00	8.10	8.76	9.54

MSCI ACWI Value Net Index	2.98	9.95	11.82	5.16	6.19	7.29

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will ƒluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data as of the most recent month-end, visit arielinvestments.com. Any extraordinary short-term performance may not be sustainable and is not representative of the performance over longer periods. The total returns reƒlect that certain fees and expenses have been waived or reduced by the Adviser.

Growth of a $10,000 Investment Since Inception (Investor Class)

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense Ratio (as of September 30, 2022)

	Net	Gross

Investor Class	1.13%	1.30%

Institutional Class	0.88%	0.94%

Expense ratio caps of 1.13% for the Investor Class and 0.88% for the Institutional Class are in place to waive fees and reimburse certain expenses that exceed those caps. Ariel Investments, LLC (the Adviser) is contractually obligated to maintain these expense ratio caps through 9/30/24.

Top Ten Companies (% of net assets)

1	Microsoft Corporation	8.15	6	GSK pIc	4.90

2	Baidu, Inc. ADR	5.85	7	Equity Commonwealth	4.41

3	Roche Holding AG	5.30	8	Endesa SA	4.23

4	Verizon Communications, Inc.	5.22	9	Michelin (CGDE)	4.02

5	Philip Morris International, Inc.	5.08	10	Credicorp, Ltd.	3.54

Holdings of the same issuer are aggregated and if held as depositary receipts it is not so speci‘ed. This list excludes ETFs.

SLOW AND STEADY WINS THE RACE	17

Company Spotlight	Deutsche Börse

Rupal J. Bhansali Chief Investment Officer Portfolio Manager, Global Equities

Founded in 1992, Deutsche Börse is a global cash, derivatives, and FX exchange headquartered in Frankfurt, Germany. The company captures the entire financial market transactions process and offers a one-stop shop for listing, risk management, market data, multi-asset trading, clearing, settlement and custody. We believe Deutsche Börse is well-positioned to benefit from regulatory tailwinds, the movement of OTC trades to on-exchange as well as new technologies such as block chain and artificial intelligence (AI).

Diversified Business Segments

Deutsche Börse’s success lies in its diversified but synergistic portfolio of businesses. The company offers listing and trading services and operates the trading platforms Xetra and Frankfurter Wertpapierboerse, in addition to a European derivatives exchange, Eurex. It also provides clearing services through Clearstream, post-trade banking, settlement and custody services for fixed-income securities, shares and investment funds. Additionally, Deutsche Börse offers market data and technology-based services, such as market data feeds, news services, and reference data, which includes ESG, reporting, external information technology and investment fund services. This diversification can offer a steady stream of revenue risk mitigation opportunities associated with market fluctuations and competitive threats. As of June 30, 2023, the company generated high EBITDA and net profit margins over 60% and 37%, respectively.

High Proportion of Recurring Revenues

Over the last three years, Deutsche Börse has focused its efforts on growing its Data & Analytics segment with a series of acquisitions (ISS, Data Discovery, Axioma, and others), shifting away from transactional, volume-based revenues and towards recurring earnings, which stand at approximately 60% of overall profits in 2022. These high-quality, subscription-based fee streams result in greater earnings visibility, while its traditional volume-based revenues are more exposed to market volatility and are harder to predict in terms of timing and quantum.

Embracing Technological Advancements

The company has actively invested in advanced technologies to enhance its infrastructure and services. By leveraging technologies—blockchain, AI and data analytics—Deutsche Börse aims to improve operational efficiencies, transparency and the customer experience. It is our belief that these initiatives provide a competitive advantage and put Deutsche Börse at the forefront of digital transformation in the financial industry.

Beneficiary from OTC to On-Exchange

The trend of OTC to on-exchange for derivatives trading is expected to be the strongest long-term contributor to volume growth, driving advancements in the Trading and Post Trade business segments. Regulators have pushed for greater transparency, standardization and efficiency across European derivatives (e.g., index, FX, and interest rate). For the safety of capital markets participants, certain derivatives are mandated to be cleared via central clearing counterparties (CCPs) and traded on-exchange. Moreover, regulators have stated their intention to bring more euro clearing into the EU and reduce dependency on external clearing parties. Deutsche Börse’s strong track record of compliance and risk management positions it favorably in this evolving regulatory environment.

As of June 30, 2023, Deutsche Börse’s shares traded at an estimated price-to-earnings (P/E) ratio of 17.5x, which is a discount to its global peers. We believe this represents an attractive valuation given the company’s growth potential and its pivotal role in the financial market infrastructure.

18	SLOW AND STEADY WINS THE RACE

Company Spotlight	Northern Trust Corporation

Timothy Fidler, CFA® Executive Vice President Co-Portfolio Manager, Ariel Appreciation Fund

Headquartered in Chicago, Northern Trust Corp. (NASDAQ: NTRS) is a premier financial services company that provides institutions and individuals with asset management and fund administration capabilities in addition to fiduciary and banking solutions. The bank’s Corporate & Institutional Services segment offers asset servicing, brokerage, banking, and related services to retirement plans, foundations, endowments, insurance companies, as well as sovereign wealth funds. Its Wealth Management unit includes trust, investment management, custody, financial consulting, brokerage, guardianship and estate administration. The company has flourished since its founding in 1889 by Byron Smith, who sought to provide the city’s prosperous citizens with trust and banking services.

Proven Resiliency

Northern Trust is a unique, leading global financial franchise with a market value of $15 billion. The business exhibits attractive asset gathering capabilities and recurring revenues, which have been primarily organically grown. The bank is the most conservatively run of the trust banks, supporting its brand positioning and successfully navigating the 2008-2009 and 2020 crises without material issues. Northern Trust operates with several distinct competitive advantages that have driven the company’s strong historical performance. Deep brand strength, scale and high switching costs all contribute to the power of its business model.

Falling in Sympathy

The company has been caught up in the latest banking crisis, precipitated by the collapse of Silicon Valley Bank and First Republic Bank. A toxic combination of a concentrated deposit base, a mismatch of assets and liabilities, unrealized losses on the securities and loan books, a loss of confidence and fear of unrelenting interest rate hikes took down these institutions and has catalyzed our current environment. Several troubling trends such as deposit outflows and cash sorting, securities book losses, and net interest margin pressures affect Northern Trust to some degree but are well below the levels of stress found in the current battleground stocks and nowhere near the terminal levels at the failed banks. While these issues will strain profitability for a while, they should not pose the severe threats current market sentiment reflects.

Staying the Course

While Northern’s stock price reaction has been muted compared to the broader carnage in regional banking, shares have been weaker than the money center banks that we view as a more relevant comparison. We expect Northern’s diversified model to exhibit a relatively attractive level of stability and consistency more akin to the larger financial services firms and banks rather than the smaller regional banking complexes. The company has $1.3 trillion in assets under management and $11 trillion in assets under custody. As an industry leader with a solid management team and sustainable competitive advantages, we believe Northern Trust’s shares deserve a premium valuation. And yet, as of June 30, 2023, the stock traded at a 31% discount to our estimated PMV of $107.

SLOW AND STEADY WINS THE RACE	19

Company Spotlight	Royal Caribbean Group

Kenneth E. Kuhrt, CPA Executive Vice President Portfolio Manager, Ariel Fund

Founded in 1968, Royal Caribbean Cruises Ltd. (NYSE: RCL) is the second-largest cruise line in the world. The company operates under the Royal Caribbean International, Celebrity Cruises and Silversea Cruises brands as well as through joint ventures with TUI Cruises and Hapag-Lloyd Cruises. Altogether, Royal Caribbean owns 68 ships with total passenger capacity of over 150,000 berths voyaging to approximately 1,000 global destinations. This presence will continue to expand with the pending addition of ten new ships.

Sink or Swim

The COVID-19 pandemic brought the global cruise industry to a standstill. During that time, Royal Caribbean was unable to conduct business in its major markets and the company faced unprecedented headwinds and uncertainty about its future. During the shutdown, Royal Caribbean had nearly zero revenue but still incurred costs to maintain operations and its ships. The management team was adept at leading through this crisis and minimized the dilution to equity holders during the industry’s 15-month shutdown. Once the cruise business was able to resume, the full fleet returned to service with occupancy levels now nearing historical levels.

A Trifecta

These days, the company is experiencing a strong recovery with record sales for cruises in 2023 and 2024, along with all-time highs in onboard spending. Given the strength of its rebound, Royal Caribbean provided the market longer-term guidance through its Trifecta Program, which plots a course to achieve three important financial goals by 2025: triple digit profitability per available passenger cruise days (APCD); double digit earnings per share; and a return on invested capital (ROIC) in the teens. These metrics would have Royal Caribbean operating near historical peak levels, which has been applauded by the market and resulted in its stock rally. Beyond the financial improvements, the company expects to reduce its carbon intensity by double-digit percentages versus 2019 levels.

Refitting the Balance Sheet

Royal Caribbean’s balance sheet was notably stressed during the pandemic shutdown. The market remains nervous about any near-term headwinds that could cause distress. As a result, management been focused on maximizing the company’s free cash flow generation and limiting capital spend. With the guidance under the Trifecta Program and Royal Caribbean’s ability to refinance some of its existing debt, strain on the balance sheet appears to be easing. If the Trifecta Program goals are reached, the company expects to have an investment grade credit profile in 2025.

Weathering the Storm

We believe the market remains overly focused on COVID’s impact on the capital structure of the business and potential economic recession headwinds. Company leadership has steadily managed the business through rough waters, and it has turned a corner for future profitability. In our view, Royal Caribbean remains a compelling investment opportunity and is poised for smoother sailing.

As of June 30, 2023, shares traded at $103.74, a 4% discount to our growing private market value of $108.22.

20	SLOW AND STEADY WINS THE RACE

June 30, 2023 (Unaudited)

Ariel Fund

Number of Shares	Common Stocks—99.39%	Value ($)
	Consumer Discretionary—37.28%
1,344,840	Royal Caribbean Cruises, Ltd.(a)	139,513,702
1,641,959	Boyd Gaming Corporation	113,902,696
5,101,890	Mattel, Inc.(a)	99,690,931
2,866,414	Madison Square Garden Entertainment Corporation(a)	96,368,839
2,454,623	Interpublic Group of Companies, Inc.	94,699,355
2,929,878	Gentex Corporation	85,728,230
2,483,699	Adtalem Global Education, Inc.(a)(b)	85,290,224
5,343,916	Paramount Global	85,021,704
2,529,340	Sphere Entertainment Company(a)	69,278,623
6,787,473	Leslie’s, Inc.(a)	63,734,371
319,124	Madison Square Garden Sports Corporation	60,011,268
1,954,771	Manchester United plc(a)	47,657,317
		1,040,897,260
	Consumer Staples—1.37%
260,158	J.M. Smucker Company	38,417,532
	Energy—2.97%
3,565,025	Core Laboratories, Inc.(b)	82,886,831
	Financials—18.53%
662,258	Affiliated Managers Group, Inc.	99,265,852
1,132,252	Northern Trust Corporation	83,945,163
2,589,887	Lazard, Ltd., Class A	82,876,384
1,178,222	First American Financial Corporation	67,182,218
2,084,582	Carlyle Group, Inc.	66,602,395
1,903,797	Janus Henderson Group plc	51,878,468
618,801	BOK Financial Corporation	49,986,745
2,070,647	GCM Grosvenor, Inc.	15,612,678
		517,349,903
	Health Care—6.49%
339,838	Charles River Laboratories International, Inc.(a)	71,450,940
1,625,656	Envista Holdings Corporation(a)	55,012,199
226,536	Laboratory Corporation of America Holdings	54,669,933
		181,133,072
	Industrials—26.92%
1,022,863	Mohawk Industries, Inc.(a)	105,518,547
329,435	Zebra Technologies Corporation(a)	97,456,756
4,892,079	Resideo Technologies, Inc.(a)	86,394,115
559,182	Generac Holdings, Inc.(a)	83,390,812
2,814,347	Kennametal, Inc.	79,899,311
2,431,187	Axalta Coating Systems, Ltd.(a)	79,767,245
1,158,771	Masco Corporation	66,490,280
10,551,245	ADT, Inc.	63,624,007
200,847	Snap-on, Inc.	57,882,097
225,232	Simpson Manufacturing Company, Inc.	31,194,632
		751,617,802
	Real Estate—3.40%
609,183	Jones Lang LaSalle, Inc.(a)	94,910,711
	Utilities—2.43%
1,463,114	Stericycle, Inc.(a)	67,947,014
	Total Common Stocks (Cost $2,192,696,991)	2,775,160,125

See Notes to Schedules of Investments.

SLOW AND STEADY WINS THE RACE	21

June 30, 2023 (Unaudited)

Ariel Fund (Continued)

Number of Shares	Short-Term Investments—0.54%	Value ($)
15,193,579	Northern Institutional Treasury Portfolio, 4.95% (c)	15,193,579
	Total Short-Term Investments (Cost $15,193,579)	15,193,579

	Total Investments—99.93% (Cost $2,207,890,570)	2,790,353,704
	Other Assets less Liabilities—0.07%	1,871,601
	Net Assets—100.00%	2,792,225,305

Ariel Appreciation Fund

Number of Shares	Common Stocks—97.75%	Value ($)
	Consumer Discretionary—27.29%
2,203,294	Mattel, Inc.(a)	43,052,365
457,216	CarMax, Inc.(a)	38,268,979
874,322	Interpublic Group of Companies, Inc.	33,731,343
662,265	BorgWarner, Inc.	32,391,381
1,067,324	Manchester United plc(a)	26,021,359
136,315	Madison Square Garden Sports Corporation	25,634,036
1,315,864	Knowles Corporation(a)	23,764,504
780,368	Gentex Corporation	22,833,568
549,756	Madison Square Garden Entertainment Corporation(a)	18,482,797
59,693	Vail Resorts, Inc.	15,028,310
879,199	Paramount Global	13,988,056
318,217	Sphere Entertainment Company(a)	8,715,964
		301,912,662
	Consumer Staples—4.89%
751,574	Walgreens Boots Alliance, Inc.	21,412,343
298,086	Molson Coors Brewing Company	19,625,982
88,704	J.M. Smucker Company	13,098,920
		54,137,245
	Energy—4.40%
1,390,927	Core Laboratories, Inc.	32,339,053
1,015,526	NOV, Inc.	16,289,037
		48,628,090
	Financials—22.72%
531,348	Northern Trust Corporation	39,394,141
121,510	Goldman Sachs Group, Inc.	39,191,835
627,224	The Charles Schwab Corporation	35,551,056
484,025	KKR & Company, Inc.	27,105,400
808,934	Lazard, Ltd., Class A	25,885,888
356,910	Aflac, Inc.	24,912,318
266,629	BOK Financial Corporation	21,538,291
364,366	First American Financial Corporation	20,776,149
530,070	Carlyle Group, Inc.	16,935,737
		251,290,815
	Health Care—10.88%
171,098	Laboratory Corporation of America Holdings	41,291,080
168,560	Charles River Laboratories International, Inc.(a)	35,439,740
161,096	Zimmer Biomet Holdings, Inc.	23,455,578
597,229	Envista Holdings Corporation(a)	20,210,229
		120,396,627

See Notes to Schedules of Investments.

22	SLOW AND STEADY WINS THE RACE

June 30, 2023 (Unaudited)

Ariel Appreciation Fund (Continued)

Number of Shares	Common Stocks—97.75%	Value ($)
	Industrials—21.83%
1,203,465	Kennametal, Inc.	34,166,371
363,267	Stanley Black & Decker, Inc.	34,041,751
940,115	Axalta Coating Systems, Ltd.(a)	30,845,173
197,594	Generac Holdings, Inc.(a)	29,467,193
547,671	nVent Electric plc	28,298,160
1,292,985	Resideo Technologies, Inc.(a)	22,834,115
77,759	Littelfuse, Inc.	22,651,974
113,365	Keysight Technologies, Inc.(a)	18,982,969
35,183	Snap-on, Inc.	10,139,389
1,671,721	ADT, Inc.	10,080,478
		241,507,573
	Real Estate—3.69%
315,200	CBRE Group, Inc., Class A(a)	25,439,792
98,938	Jones Lang LaSalle, Inc.(a)	15,414,540
		40,854,332
	Utilities—2.05%
487,075	Stericycle, Inc.(a)	22,619,763
	Total Common Stocks (Cost $768,755,677)	1,081,347,107

Number of Shares	Short-Term Investments—2.92%	Value ($)
32,279,116	Northern Institutional Treasury Portfolio, 4.95% (c)	32,279,116
	Total Short-Term Investments (Cost $32,279,116)	32,279,116

	Total Investments—100.67% (Cost $801,034,793)	1,113,626,223
	Other Assets less Liabilities—(0.67)%	(7,439,251)
	Net Assets—100.00%	1,106,186,972

Ariel Focus Fund

Number of Shares	Common Stocks—98.36%	Value ($)
	Basic Materials—7.08%
70,819	Mosaic Company	2,478,665
130,161	Barrick Gold Corporation	2,203,626
		4,682,291
	Consumer Discretionary—16.02%
85,448	BorgWarner, Inc.	4,179,262
12,324	Madison Square Garden Sports Corporation	2,317,528
26,016	Boyd Gaming Corporation	1,804,730
34,487	Madison Square Garden Entertainment Corporation(a)	1,159,453
101,471	Leslie’s, Inc.(a)	952,813
6,449	Sphere Entertainment Company(a)	176,638
		10,590,424
	Energy—5.06%
97,865	APA Corporation	3,344,047
	Financials—26.68%
11,454	Goldman Sachs Group, Inc.	3,694,373
41,536	BOK Financial Corporation	3,355,278
77,324	Bank of America Corporation	2,218,426
28,875	Northern Trust Corporation	2,140,792
33,504	First American Financial Corporation	1,910,398

See Notes to Schedules of Investments.

SLOW AND STEADY WINS THE RACE	23

June 30, 2023 (Unaudited)

Ariel Focus Fund (Continued)

Number of Shares	Common Stocks—98.36%	Value ($)
	Financials—26.68%
40,643	Bank of New York Mellon Corporation	1,809,426
43,975	Lazard, Ltd., Class A	1,407,200
19,732	KKR & Company, Inc.	1,104,992
		17,640,885
	Health Care—10.96%
15,297	Johnson & Johnson	2,531,959
10,111	Laboratory Corporation of America Holdings	2,440,088
165,187	ZimVie, Inc.(a)	1,855,050
2,873	Zimmer Biomet Holdings, Inc.	418,309
		7,245,406
	Industrials—26.99%
15,357	Snap-on, Inc.	4,425,734
7,019	Lockheed Martin Corporation	3,231,407
26,986	Mohawk Industries, Inc.(a)	2,783,876
141,670	Resideo Technologies, Inc.(a)	2,501,892
161,166	Western Union Company	1,890,477
11,681	Generac Holdings, Inc.(a)	1,741,988
4,307	Zebra Technologies Corporation(a)	1,274,140
		17,849,514
	Technology—5.57%
30,956	Oracle Corporation	3,686,550
	Total Common Stocks (Cost $55,215,168)	65,039,117

Number of Shares	Short-Term Investments—1.71%	Value ($)
1,134,516	Northern Institutional Treasury Portfolio, 4.95% (c)	1,134,516
	Total Short-Term Investments (Cost $1,134,516)	1,134,516

	Total Investments—100.07% (Cost $56,349,684)	66,173,633
	Other Assets less Liabilities—(0.07)%	(49,436)
	Net Assets—100.00%	66,124,197

Ariel International Fund

Number of Shares	Common Stocks—91.19%	Value ($)
	Belgium—0.74%
77,961	KBC Group NV	5,437,742
	Brazil—2.15%
936,396	Telefonica Brasil SA ADR	8,549,296
222,217	TIM SA ADR	3,397,698
369,544	BB Seguridade Participacoes SA ADR	2,376,168
435,332	Ambev SA ADR(a)	1,384,356
		15,707,518
	Canada—0.15%
73,227	Element Fleet Management Corporation	1,115,472
	Chile—0.11%
43,248	Banco Santander-Chile ADR	815,225

See Notes to Schedules of Investments.

24	SLOW AND STEADY WINS THE RACE

June 30, 2023 (Unaudited)

Ariel International Fund (Continued)

Number of Shares	Common Stocks—91.19%	Value ($)
	China—4.74%
232,028	Baidu, Inc. ADR(a)	31,766,953
998,353	TravelSky Technology, Ltd.	1,694,499
18,768	New Oriental Education & Tech Group, Inc. ADR(a)	741,148
463,000	China Feihe, Ltd.	257,616
6,461	Trip.com Group, Ltd. ADR(a)	226,135
		34,686,351
	Denmark—0.23%
348,543	H Lundbeck A/S, Class B	1,657,029
	Finland—2.90%
4,370,374	Nokia Corporation	18,291,318
696,669	Nokia Corporation ADR	2,898,143
		21,189,461
	France—10.79%
1,363,699	Michelin (CGDE)	40,267,133
194,924	Sanofi	20,887,247
224,988	BNP Paribas SA	14,170,660
18,299	Thales SA	2,739,592
5,685	Safran SA	889,950
		78,954,582
	Germany—13.34%
346,769	Deutsche Boerse AG	63,986,488
8,182,687	Telefonica Deutschland Holding	23,009,901
28,128	Muenchener Rueckver AG	10,546,210
		97,542,599
	Hong Kong—2.65%
2,495,000	CLP Holdings, Ltd.	19,390,697
	Italy—5.29%
5,986,210	Snam SpA	31,269,416
1,248,185	Italgas SpA	7,388,956
		38,658,372
	Japan—10.28%
1,754,400	Subaru Corporation	32,864,224
610,800	Bridgestone Corporation	24,940,806
135,800	Secom Company, Ltd.	9,165,641
107,100	Nintendo Company, Ltd.	4,855,665
71,800	Mabuchi Motor Company, Ltd.	1,994,348
40,800	Ono Pharmaceutical Company, Ltd.	736,857
6,200	Daito Trust Construction Company, Ltd.	626,681
		75,184,222
	Luxembourg—0.42%
76,372	RTL Group	3,051,806
	Netherlands—5.03%
1,078,384	Koninklijke Ahold Delhaize NV	36,784,665
	Peru—1.24%
61,692	Credicorp, Ltd.	9,108,207
	Portugal—0.13%
33,593	Jeronimo Martins SGPS SA	925,215
	Singapore—0.13%
133,600	Singapore Exchange, Ltd.	949,346

See Notes to Schedules of Investments.

SLOW AND STEADY WINS THE RACE	25

June 30, 2023 (Unaudited)

Ariel International Fund (Continued)

Number of Shares	Common Stocks—91.19%	Value ($)
	Spain—6.09%
1,892,103	Endesa SA	40,570,628
439,884	Tecnicas Reunidas SA(a)	4,005,612
		44,576,240
	Switzerland—7.26%
152,979	Roche Holding AG	46,745,720
48,589	Novartis AG	4,885,772
12,173	Nestle SA	1,463,399
		53,094,891
	United Kingdom—11.06%
2,084,885	GSK plc	36,772,705
13,416,285	Direct Line Insurance Group plc	23,164,090
327,776	Admiral Group plc	8,666,857
51,516	Reckitt Benckiser Group plc	3,867,945
892,577	Haleon plc	3,652,939
2,474,968	Vodafone Group plc	2,325,032
157,829	Close Brothers Group plc	1,766,904
49,674	St. James’s Place plc	686,060
		80,902,532
	United States—6.46%
398,448	Philip Morris International, Inc.	38,896,494
66,449	Check Point Software Technologies, Ltd.(a)	8,347,323
		47,243,817
	Total Common Stocks (Cost $603,916,746)	666,975,989

Number of Shares	Preferred Stocks—0.88%	Value ($)
	Brazil—0.88%
1,095,538	Itau Unibanco Holding SA ADR, 0.54%(d)	6,463,674
	Total Preferred Stocks (Cost $5,146,829)	6,463,674

Number of Shares	Short-Term Investments—1.15%	Value ($)
8,387,555	Northern Institutional Treasury Portfolio, 4.95% (c)	8,387,555
	Total Short-Term Investments (Cost $8,387,555)	8,387,555

	Total Investments—93.22% (Cost $617,451,130)	681,827,218
	Foreign Currency, Other Assets less Liabilities—6.78%	49,571,070
	Net Assets—100.00%	731,398,288

See Notes to Schedules of Investments.

26	SLOW AND STEADY WINS THE RACE

June 30, 2023 (Unaudited)

Ariel International Fund (Continued)

Open Forward Currency Contracts

Contract Settlement Date	Counterparty	Currency to be Received	Amount to be Received	Currency to be Delivered	Amount to be Delivered	Unrealized Appreciation (Depreciation)

Open Forward Currency Contracts with Unrealized Appreciation

07/20/2023	UBS	USD	12,401,747	CNH	85,089,540	$677,371

07/20/2023	UBS	AUD	13,698,179	EUR	8,291,143	73,889

07/20/2023	UBS	GBP	15,718,614	USD	19,602,086	363,730

Subtotal UBS						1,114,990

07/20/2023	JPMorgan	USD	32,375,911	EUR	29,211,799	465,621

Subtotal JPMorgan						465,621

Subtotal - Open Forward Currency Contracts with Unrealized Appreciation						$1,580,611

Open Forward Currency Contracts with Unrealized Depreciation

07/20/2023	UBS	NOK	11,913,194	EUR	1,021,694	(5,290)

07/20/2023	UBS	SEK	25,111,502	EUR	2,217,036	(91,233)

07/20/2023	UBS	AUD	54,782,301	USD	36,717,070	(200,247)

07/20/2023	UBS	NOK	31,793,183	USD	3,019,205	(54,813)

07/20/2023	UBS	SEK	118,513,886	USD	11,586,224	(586,916)

07/20/2023	UBS	SGD	2,681,548	USD	2,015,000	(30,657)

Subtotal UBS						(969,156)

07/20/2023	Northern Trust	SEK	52,534,238	USD	5,140,437	(264,719)

07/20/2023	Northern Trust	SGD	7,449,263	USD	5,599,518	(87,070)

Subtotal Northern Trust						(351,789)

07/20/2023	JPMorgan	USD	3,649,433	CAD	4,933,194	(75,656)

07/20/2023	JPMorgan	JPY	1,294,080,176	CNH	66,915,731	(222,103)

07/20/2023	JPMorgan	JPY	941,507,327	EUR	6,405,417	(450,546)

07/20/2023	JPMorgan	SGD	1,599,707	EUR	1,085,288	(1,761)

07/20/2023	JPMorgan	JPY	4,189,143,334	USD	31,576,973	(2,448,603)

Subtotal JPMorgan						(3,198,669)

Subtotal - Open Forward Currency Contracts with Unrealized Depreciation						$(4,519,614)

Net Unrealized Appreciation (Depreciation) on Forward Currency Contracts						$(2,939,003)

See Notes to Schedules of Investments.

SLOW AND STEADY WINS THE RACE	27

June 30, 2023 (Unaudited)

Ariel Global Fund

Number of Shares	Common Stocks—94.94%	Value ($)
	Belgium—0.29%
7,702	KBC Group NV	537,211
	Brazil—4.50%
529,893	BB Seguridade Participacoes SA	3,405,206
795,194	TIM SA	2,427,997
235,465	Telefonica Brasil SA	2,127,850
74,746	Ambev SA(a)	240,557
		8,201,610
	Chile—0.28%
27,050	Banco Santander-Chile ADR	509,892
	China—6.62%
77,876	Baidu, Inc. ADR(a)	10,662,003
469,831	TravelSky Technology, Ltd.	797,442
36,028	iQIYI Inc. ADR(a)	192,389
4,658	New Oriental Education & Tech Group, Inc. ADR(a)	183,944
4,725	Trip.com Group, Ltd. ADR(a)	165,375
115,000	China Feihe, Ltd.	63,987
		12,065,140
	Finland—1.85%
804,837	Nokia Corporation	3,368,483
	France—7.08%
248,230	Michelin (CGDE)	7,329,704
32,688	Sanofi	3,502,710
32,826	BNP Paribas SA	2,067,515
		12,899,929
	Germany—4.26%
30,754	Deutsche Boerse AG	5,674,788
2,840	Muenchener Rueckver AG	1,064,819
365,069	Telefonica Deutschland Holding	1,026,582
		7,766,189
	Hong Kong—1.30%
305,000	CLP Holdings, Ltd.	2,370,406
	Italy—1.57%
459,855	Snam SpA	2,402,087
76,325	Italgas SpA	451,826
		2,853,913
	Japan—4.73%
276,600	Subaru Corporation	5,181,398
68,600	Bridgestone Corporation	2,801,145
9,400	Secom Company, Ltd.	634,441
		8,616,984
	Luxembourg—0.15%
6,692	RTL Group	267,411
	Netherlands—0.83%
44,238	Koninklijke Ahold Delhaize NV	1,508,999
	Peru—3.54%
43,620	Credicorp, Ltd.	6,440,057
	South Korea—3.17%
91,842	KT&G Corporation	5,771,273
	Spain—4.23%
359,084	Endesa SA	7,699,509

See Notes to Schedules of Investments.

28	SLOW AND STEADY WINS THE RACE

June 30, 2023 (Unaudited)

Ariel Global Fund (Continued)

Number of Shares	Common Stocks—94.94%	Value ($)
	Switzerland—5.90%
31,610	Roche Holding AG	9,659,053
5,176	Nestle SA	622,242
4,585	Novartis AG	461,036
		10,742,331
	Taiwan—0.48%
154,000	Catcher Technology Company, Ltd.	867,794
	United Kingdom—8.56%
505,567	GSK plc	8,917,070
1,745,862	Direct Line Insurance Group plc	3,014,344
59,135	Admiral Group plc	1,563,612
12,908	Reckitt Benckiser Group plc	969,164
144,550	Haleon plc	591,582
349,759	Vodafone Group plc	328,570
11,137	Close Brothers Group plc	124,679
8,793	Vodafone Group plc ADR	83,094
		15,592,115
	United States—35.60%
43,571	Microsoft Corporation	14,837,668
255,600	Verizon Communications, Inc.	9,505,764
94,732	Philip Morris International, Inc.	9,247,738
396,014	Equity Commonwealth	8,023,244
33,218	Johnson & Johnson	5,498,243
69,843	Gilead Sciences, Inc.	5,382,800
39,379	Amdocs, Ltd.	3,892,614
48,992	Bristol-Myers Squibb Company	3,133,038
40,651	NetApp, Inc.	3,105,736
10,685	Check Point Software Technologies, Ltd.(a)	1,342,250
12,316	U.S. Bancorp	406,921
6,384	Tapestry, Inc.	273,235
1,019	CME Group, Inc.	188,810
		64,838,061
	Total Common Stocks (Cost $144,138,974)	172,917,307

Number of Shares	Preferred Stocks—1.16%	Value ($)
	Brazil—1.16%
360,251	Itau Unibanco Holding SA ADR, 0.54%(d)	2,125,481
	Total Preferred Stocks (Cost $1,701,805)	2,125,481

Number of Shares	Short-Term Investments—1.24%	Value ($)
2,255,237	Northern Institutional Treasury Portfolio, 4.95% (c)	2,255,237
	Total Short-Term Investments (Cost $2,255,237)	2,255,237

	Total Investments—97.34% (Cost $148,096,016)	177,298,025
	Foreign Currency, Other Assets less Liabilities—2.66%	4,837,569
	Net Assets—100.00%	182,135,594

See Notes to Schedules of Investments.

SLOW AND STEADY WINS THE RACE	29

June 30, 2023 (Unaudited)

Ariel Global Fund (Continued)

Open Forward Currency Contracts

Contract Settlement Date	Counterparty	Currency to be Received	Amount to be Received	Currency to be Delivered	Amount to be Delivered	Unrealized Appreciation (Depreciation)

Open Forward Currency Contracts with Unrealized Appreciation

07/20/2023	UBS	AUD	992,802	CHF	586,082	$5,511

07/20/2023	UBS	USD	562,813	CHF	495,720	7,725

07/20/2023	UBS	USD	2,768,654	CNH	18,995,996	151,221

07/20/2023	UBS	CAD	1,140,035	EUR	761,334	29,185

07/20/2023	UBS	USD	751,199	EUR	678,404	10,126

Subtotal UBS						203,768

07/20/2023	Northern Trust	USD	1,365,981	CHF	1,203,156	18,733

Subtotal Northern Trust						18,733

07/20/2023	JPMorgan Chase	AUD	1,322,494	CHF	780,754	7,290

07/20/2023	JPMorgan Chase	CAD	4,663,118	CHF	3,037,408	119,978

07/20/2023	JPMorgan Chase	USD	4,650,397	CHF	4,094,113	65,965

07/20/2023	JPMorgan Chase	AUD	1,724,916	EUR	1,043,745	9,633

07/20/2023	JPMorgan Chase	USD	15,222,586	EUR	13,734,876	218,927

07/20/2023	JPMorgan Chase	USD	2,936,216	JPY	389,550,694	227,553

Subtotal JPMorgan Chase						649,346

Subtotal - Open Forward Currency Contracts with Unrealized Appreciation						$871,847

Open Forward Currency Contracts with Unrealized Depreciation

07/20/2023	UBS	NOK	2,163,942	EUR	185,583	(961)

07/20/2023	UBS	USD	643,514	GBP	516,024	(11,941)

Subtotal UBS						(12,902)

07/20/2023	Northern Trust	SEK	2,359,266	GBP	185,007	(16,032)

07/20/2023	Northern Trust	USD	401,068	GBP	321,420	(7,201)

07/20/2023	Northern Trust	SGD	725,516	USD	545,361	(8,480)

Subtotal Northern Trust						(31,713)

07/20/2023	JPMorgan Chase	CHF	488,810	CAD	727,387	(1,904)

07/20/2023	JPMorgan Chase	SEK	7,835,737	EUR	691,347	(27,974)

07/20/2023	JPMorgan Chase	USD	6,989,585	GBP	5,599,722	(123,193)

Subtotal JPMorgan Chase						(153,071)

Subtotal - Open Forward Currency Contracts with Unrealized Depreciation						$(197,686)

Net Unrealized Appreciation (Depreciation) on Forward Currency Contracts						$674,161

ADR American Depositary Receipt

(a) Non-income producing.

(b) Affiliated company (See Note Three, Transactions with Affiliated Companies).

(c) The rate presented is the 7-day current yield as of June 30, 2023.

(d) Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

A category may contain multiple industries as defined by the Global Industry Classification Standards.

See Notes to Schedules of Investments.

30	SLOW AND STEADY WINS THE RACE

June 30, 2023 (Unaudited)

NOTE ONE  |  ORGANIZATION

Ariel Investment Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel International Fund and Ariel Global Fund (each, a “Fund” and collectively, the “Funds”) are series of the Trust. Ariel Focus Fund is a non-diversified Fund, all other Funds are diversified. The Funds issue two classes of shares: an Investor Class and an Institutional Class.

The Northern Trust Company (“Northern Trust”) provides fund administration and tax reporting services for the Funds in its role as sub-fund administrator engaged by Ariel Investments, LLC (the “Adviser” or “Ariel”) for Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund and as fund administrator engaged by the Trust for Ariel International Fund and Ariel Global Fund. Northern Trust also acts as the Funds’ accounting agent and custodian. U.S. Bank Global Fund Services serves as the Funds’ transfer agent.

NOTE TWO  |  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies related to investments of the Funds held at June 30, 2023.

Securities valuation—Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price. If a last sale price or a closing price is not reported, a security shall be valued using i) the closing price on another exchange on which the security traded (if such price is made available by the pricing vendor) or ii) the mean between the bid and ask prices for securities for which reliable bid and ask quotations are available. Certain common stocks that trade on foreign exchanges are subject to valuation adjustments to account for the market movement between the close of a foreign market in which the security is traded and the close of the New York Stock Exchange.

The Adviser has established a Valuation Committee (the “Committee”) to carry out fair valuation responsibilities. The Committee has adopted policies and procedures, which have been approved by the Board, to govern the fair valuation process. In the event that the Committee becomes aware of a significant event that may materially affect the value of a security or that current market prices are not available or reliable, a fair value of such security will be determined in accordance with these valuation procedures.

Investments in money market funds are valued at their closing net asset value each business day.

Debt securities having a maturity over 60 days are valued using evaluated prices or matrix pricing methods determined by a pricing service which take into consideration factors such as yield, maturity, ratings, and traded prices in identical or similar securities. Short-term debt obligations having a maturity of 60 days or less are valued at amortized cost, so long as it approximates fair value.

Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with the Funds’ valuation procedures.

Fair value measurements—Accounting Standards CodificationTM Topic 820-10 (ASC 820-10) establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, “quoted” prices in inactive markets, dealer indications, and inputs corroborated by observable market data)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables summarize the inputs used as of June 30, 2023 in valuing the Funds’ investments carried at fair value:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund

Level 1	$2,790,353,704	$1,113,626,223	$66,173,633

Level 2	—	—	—

Level 3	—	—	—

Total Investments	$2,790,353,704	$1,113,626,223	$66,173,633

SLOW AND STEADY WINS THE RACE	31

June 30, 2023 (Unaudited)

Industry classifications for Ariel Fund, Ariel Appreciation Fund, and Ariel Focus Fund are included in the Schedules of Investments for the respective Fund.

Ariel International Fund	Level 1	Level 2*	Level 3	Total

Common Stocks

Communication Services	$76,956,351	$—	$—	$76,956,351

Consumer Discretionary	100,733,945	—	—	100,733,945

Consumer Staples	87,232,629	—	—	87,232,629

Energy	4,005,612	—	—	4,005,612

Financials	142,789,429	—	—	142,789,429

Health Care	111,685,330	—	—	111,685,330

Industrials	14,789,531	—	—	14,789,531

Information Technology	29,536,784	—	—	29,536,784

Real Estate	626,681	—	—	626,681

Utilities	98,619,697	—	—	98,619,697

Total Common Stocks	$666,975,989	$—	$—	$666,975,989

Preferred Stocks

Financials	6,463,674	—	—	6,463,674

Short-Term Investments	8,387,555	—	—	8,387,555

Total Investments	$681,827,218	$—	$—	$681,827,218

Other Financial Instruments

Forward Currency Contracts^	$—	$(2,939,003)	$—	$(2,939,003)

Ariel Global Fund	Level 1	Level 2	Level 3	Total

Common Stocks

Communication Services	$26,621,660	$—	$—	$26,621,660

Consumer Discretionary	16,732,243	—	—	16,732,243

Consumer Staples	19,015,542	—	—	19,015,542

Financials	24,997,854	—	—	24,997,854

Health Care	36,553,950	—	—	36,553,950

Industrials	634,441	—	—	634,441

Information Technology	27,414,545	—	—	27,414,545

Real Estate	8,023,244	—	—	8,023,244

Utilities	12,923,828	—	—	12,923,828

Total Common Stocks	$172,917,307	$—	$—	$172,917,307

Preferred Stocks

Financials	2,125,481	—	—	2,125,481

Short-Term Investments	2,255,237	—	—	2,255,237

Total Investments	$177,298,025	$—	$—	$177,298,025

Other Financial Instruments

Forward Currency Contracts	$—	$674,161	$—	$674,161

* As of June 30, 2023, the Level 2 investments held were forward currency contracts. See Schedules of Investments.

^

Forward currency contracts derive their value from underlying exchange rates. These instruments are normally valued by pricing vendors using pricing models. The pricing models typically use inputs that are observed from trading in active forward foreign currency markets. As such, forward currency contracts are categorized as Level 2. The value of forward currency contracts that is disclosed in this table is equal to the difference between Open forward currency contracts with unrealized appreciation and Open forward currency contracts with unrealized depreciation shown in the Schedules of Investments.

Foreign currency—Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars on a daily basis using exchange rates obtained from an independent third party.

Forward currency contracts—Ariel International Fund and Ariel Global Fund enter into forward currency contracts to provide the appropriate currency exposure related to protecting the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with a Fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the Fund under the

32	SLOW AND STEADY WINS THE RACE

June 30, 2023 (Unaudited)

contracts. This counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties. Forward currency contracts are “marked-to-market” daily, and as noted above, any resulting unrealized gain (loss) is recorded as Net unrealized appreciation (depreciation) on forward currency contracts as disclosed in the Schedules of Investments.

Securities transactions—Securities transactions are accounted for on a trade date basis.

NOTE THREE  |  TRANSACTIONS WITH AFFILIATED COMPANIES

If a fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate of a fund as defined in the 1940 Act. The following transactions were made during the period ended June 30, 2023 in securities of a company deemed to be an affiliated company of the Funds as of June 30, 2023:

	Share activity				Nine months ended June 30, 2023

Security name	Balance September 30, 2022	Purchases	Sales	Balance June 30, 2023	Value	Dividends credited to income	Amount of gain (loss) realized on sale of shares	Amount of change in unrealized gain (loss) on shares	Percent of net assets

Ariel Fund

Adtalem Global Education, Inc. (Consumer discretionary)	2,729,575	—	245,876	2,483,699	$85,290,224	$—	$1,020,428	$(5,660,980)	3.05%

Core Laboratories NV (Energy)	3,565,025	—	—	3,565,025	82,886,831	35,650	—	34,830,294	2.97

					$168,177,055	$35,650	$1,020,428	$29,169,314	6.02%

SLOW AND STEADY WINS THE RACE	33

Important Disclosures

Risks of Investing in the Funds

The intrinsic value of the stocks in which the Funds invest may never be recognized by the broader market. The Funds are often concentrated in fewer sectors than their benchmarks, and their performance may suffer if these sectors underperform the overall stock market. Equity investments are affected by market conditions. Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund invest in small and/or mid-cap companies, which is riskier and more volatile than investing in large cap stocks. Ariel Focus Fund is a non-diversified fund and therefore may be more volatile than a more diversified investment. Ariel International Fund and Ariel Global Fund invest in foreign securities and may use currency derivatives and ETFs. Investments in foreign securities may underperform and may be more volatile than comparable U.S. stocks because of the risks involving foreign economies and markets, foreign political systems, foreign regulatory standards, foreign currencies and taxes. The International and Global Funds’ use of currency derivatives and ETFs may increase investment losses and expenses and create more volatility. The International and Global Funds’ investments in emerging markets present additional risks, such as difficulties selling on a timely basis and at an acceptable price.

Specific Stocks Held by the Funds

In this report, we candidly discuss specific stocks held by the Funds. Our opinions are current as of the date they were written but are subject to change. We want to remind investors that the information in this report is not sufficient on which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security.

Please Read the Funds’ Prospectuses

Investors should consider carefully the investment objectives, risks, and charges and expenses before investing. For a current summary prospectus or full prospectus which contains this and other information about the Funds offered by Ariel Investment Trust, call us at 800.292.7435 or visit our website, arielinvestments.com. Please read the summary prospectus or full prospectus carefully before investing. Distributed by Ariel Distributors, LLC, a wholly owned subsidiary of Ariel Investments, LLC. Ariel Distributors, LLC is a member of the Securities Investor Protection Corporation.

34	SLOW AND STEADY WINS THE RACE

Information about the Funds’ Indexes and the GICS Sector Classification Standards

Indexes are unmanaged. An investor cannot invest directly in an index.

The Russell 2500™ Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with relatively lower price-to-book ratios, lower forecasted growth values and lower sales per share historical growth. Inception of this benchmark is July 1, 1995. This index pertains to Ariel Fund.

The Russell 2500™ Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500™ Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. Inception of this benchmark is June 1, 1990. This index pertains to Ariel Fund.

The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios, lower forecasted growth values and lower sales per share historical growth. The inception date of this benchmark is February 1, 1995. This index pertains to Ariel Appreciation Fund.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The inception date of this benchmark is November 1, 1991. This index pertains to Ariel Appreciation Fund.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios, lower forecasted growth values and lower sales per share historical growth. The inception date of this benchmark is January 1, 1987. This index pertains to Ariel Focus Fund.

The S&P 500® Index is widely regarded as the best gauge of large-cap U.S. equities. It includes 500 leading companies and covers approximately 80% of available U.S. market capitalization. This index pertains to Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund.

The MSCI EAFE Index is an equity index of large and mid-cap representation across 21 Developed Markets (DM) countries around the world, excluding the U.S. and Canada. Inception of this benchmark was May 31, 1986. The MSCI EAFE Value Index captures large and mid-cap securities exhibiting overall value style characteristics across Developed Markets countries around the world, excluding the U.S. and Canada. Inception of this benchmark was December 8, 1997. These indexes pertain to Ariel International Fund.

The MSCI ACWI (All Country World Index) ex-US Index is an index of large and mid-cap representation across 22 Developed Markets (DM) and 24 Emerging Markets (EM) countries. Inception of this benchmark was January 1, 2001. The MSCI ACWI ex-US Value Index captures large and mid-cap securities exhibiting overall value style characteristics across 22 Developed and 24 Emerging Markets countries. Inception of this benchmark was December 8, 1997. These indexes pertain to Ariel International Fund.

The MSCI ACWI (All Country World Index) Index is an equity index of large and mid-cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. Inception of this benchmark was January 1, 2001.

The MSCI ACWI Value Index captures large and mid-cap securities exhibiting overall value style characteristics across 23 Developed Markets countries and 24 Emerging Markets (EM) countries. Inception date of this benchmark was December 8, 1997. These indexes pertain to Ariel Global Fund.

All MSCI Index net returns reƒlect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation.

Russell® is a trademark of London Stock Exchange Group, which is the source and owner of the Russell Indexes’ trademarks, service marks and copyrights. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or underlying data and no party may rely on any Russell Indexes and/or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication.

MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI. Source: MSCI.

The sectors shown for the Global strategies are the Global Industry Classification Standard (“GICS”). GICS was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Ariel Investments, LLC. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

SLOW AND STEADY WINS THE RACE	35

The materials used to produce this report were sourced responsibly.
The paper used along with the packaging are all recyclable.

SLOW AND STEADY WINS THE RACE

Ariel Investment Trust

c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701

800.292.7435

- arielinvestments.com
- linkedin.com/company/ariel-investments
- instagram.com/arielinvestments
- twitter.com/arielinvests

What's Inside

WHAT A DIFFERENCE A YEAR MAKES Co-CEOs Mellody Hobson and John W. Rogers, Jr. discuss how the prospect of a deep recession—otherwise known as a "hard landing"—is looking less and less likely.

VALUE ON THE HORIZON Vice Chairman Charlie Bobrinskoy believes our emphasis on value stocks has been a near-term performance headwind and leaves us well-positioned as the market begins to look past Fed tightening.

PORTFOLIO COMPANY SPOTLIGHTS Views from our investment team on Deutsche Börse, Northern Trust Corp. (NASDAQ: NTRS) and Royal Caribbean Cruises Ltd. (NYSE: RCL).

TPI (4,150) ©8/23 AI–02